MASSMUTUAL PREMIER FUNDS

Supplement dated May 1, 2009 to the

Prospectus dated March 2, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information pertains to the Money Market Fund:

The MassMutual Premier Money Market Fund (the “Fund”) is currently participating in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008 at $1.00 per share to the extent that a fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”). Only shareholders of record of a participating fund on September 19, 2008 will be eligible to receive payments under the Program. Shareholders who owned an account in a participating fund on September 19, 2008, but subsequently closed their account, are not eligible to receive payments under the Program. The number of shares of each shareholder of record covered by the Program will be the lesser of: (i) the number of shares held in the shareholder’s account in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date of the Guarantee Event. Any increase in the number of shares held in a shareholder’s account after the close of business on September 19, 2008 will not be covered by the Program. If a Guarantee Event occurs, a fund must liquidate its holdings and comply with certain other requirements to be eligible for payments under the Program.

The Program will expire at the close of business on September 18, 2009. The Fund paid a premium of 0.01% of its net asset value as of September 19, 2008 to participate in the Program for the initial three-month period, paid an additional premium of 0.015% of its net asset value as of September 19, 2008 to participate in the Program for the extension through April 30, 2009 and paid a further premium of 0.015% of its net asset value as of September 19, 2008 to participate in the Program for the extension through September 18, 2009.

As of the date of this supplement, assets available to the Program to support all participating money market funds are limited; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. More information is available about the program at http://www.ustreas.gov.

The following information supplements the information found on page 26 in the first paragraph of the section titled Principal Investment Strategies and Risks for the MassMutual Premier Value Fund:

The Fund may invest up to 10% of its net assets in debt securities.

The following information pertains to the Core Value Equity Fund:

Effective April 29, 2009 (the “Termination Date”), the Core Value Equity Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the Fund. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

The following information replaces similar information found under OFI Institutional Asset Management, Inc. (“OFI Institutional”) in the section titled About the Investment Adviser and Sub-Advisers:

Arthur P. Steinmetz

is a co-portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI Institutional, which he joined in June 2006. Mr. Steinmetz is also a Senior Vice President and the Director of Fixed Income of OFI, which he joined in 1986. Previously, he was an Analyst at PaineWebber.

The following information supplements the information found under OFI Institutional:

Krishna Memani

is a co-portfolio manager of the Strategic Income Fund. Mr. Memani is a Senior Vice President of OFI Institutional, which he joined in April 2009. Mr. Memani is also a Senior Vice President and Head of the Investment Grade Fixed income Team of OFI, which he joined in 2009. Previously, he was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Prior to that, he was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. Prior to that, Mr. Memani was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002.

Joseph Welsh, CFA

is a co-portfolio manager of the Strategic Income Fund. Mr. Welsh is a Vice President of OFI Institutional, which he joined in April 2009. Mr. Welsh is also a Vice President and the Head of the High Yield Corporate Debt Team of OFI. He joined OFI in January 1995 as a High Yield Bond Analyst. Prior to that, he was a Senior Bond Analyst at W.R. Huff Asset Management.

Caleb Wong

is a co-portfolio manager of the Strategic Income Fund. Mr. Wong is a Vice President of OFI Institutional, which he joined in April 2009. Mr. Wong is also a Vice President and the Chief Quantitative Investment Strategist of Fixed Income of OFI. Mr. Wong joined OFI in 1996 as a Senior Quantitative Analyst and was Director of Quantitative Research from 1997 to 1999. Prior to joining OFI, Mr. Wong was an Analyst at Merrill Lynch Capital Markets Group.

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